Vanguard Wellesley® Income Fund
Supplement Dated January 31, 2021, to the Prospectus and Summary Prospectus Dated January 31, 2021
Important Change to Vanguard Wellesley Income Fund

Effective at the close of business on June 30, 2021, Michael E. Stack will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Wellesley Income Fund.
Loren L. Moran and W. Michael Reckmeyer III, who currently serve as portfolio managers with Mr. Stack, will remain as portfolio managers of the Fund upon Mr. Stack’s retirement. The Fund’s investment objective, strategies, and policies will remain unchanged.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 27B 012021

Vanguard Wellesley® Income Fund

Supplement Dated January 31, 2021, to the Statement of Additional Information Dated January 31, 2021
Important Change to Vanguard Wellesley Income Fund
Effective at the close of business on June 30, 2021, Michael E. Stack will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Wellesley Income Fund.
Loren L. Moran and W. Michael Reckmeyer III, who currently serve as portfolio managers with Mr. Stack, will remain as portfolio managers of the Fund upon Mr. Stack’s retirement. The Fund's investment objective, strategies, and policies will remain unchanged.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 27B 012021